SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported) - November 13, 2001
                                -----------------



                           ACACIA RESEARCH CORPORATION
                           ---------------------------
             (Exact name of Registrant as specified in its Charter)




        Delaware                        000-26068                95-4405754
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(State or Other Jurisdiction           (Commission            (I.R.S. Employer
of Incorporation or Organization)      File Number)          Identification No.)



55 South Lake Avenue, Pasadena, California                            91101
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(Address of Principal Executive Offices)                             (Zip Code)



       Registrant's telephone number, including area code: (626) 396-8300
                                                           --------------



                                 Not Applicable
            --------------------------------------------------------
          (Former Name or Former Address, if Changed since Last Report)



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Item 7.    Exhibits.

            (a)      Not Applicable.

            (b)      Not Applicable.

            (c)      Exhibits.

                     Exhibit 99.1

                     Press Release dated November 13, 2001 of the Registrant.



Item 9.  Registration FD Disclosure.

     On November 13, 2001, Acacia Research Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                ACACIA RESEARCH CORPORATION


Date:  November 14, 2001        By:  /s/  Paul R. Ryan
                                   ---------------------------------------------
                                   Name:  Paul R. Ryan
                                   Title: Chairman and Chief Executive Officer

                                  EXHIBIT INDEX



    Exhibit Number                        Description
    --------------                        -----------
        99.1           Press Release dated November 13, 2001, of the Registrant.